UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 28, 2017
PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.
Contribution Agreement
On February 28, 2017, PBF Energy Company LLC (“PBF LLC”), a consolidated subsidiary of PBF Energy Inc. (“PBF Energy”), closed the previously announced transaction contemplated by the Contribution Agreement dated as of February 15, 2017 between PBF LLC and PBF Logistics LP (“PBFX” or the “Partnership”), a subsidiary of PBF Energy. Pursuant to the Contribution Agreement, PBF LLC contributed to PBFX's wholly owned subsidiary, PBFX Operating Company LLC (“PBFX Op Co”) all of the issued and outstanding limited liability company interests of Paulsboro Natural Gas Pipeline Company LLC (“PNGPC”). PNGPC owns and operates an existing interstate natural gas pipeline that originates in Delaware County, Pennsylvania, at an interconnection with Texas Eastern pipeline that runs under the Delaware River and terminates at the delivery point to PBF Holding Company LLC's (“PBF Holding”) refinery at Paulsboro, Gloucester County, New Jersey, and is subject to regulation by the Federal Energy Regulatory Commission (“FERC”). PNGPC has FERC approval for, and is in the process of constructing, a new 24” pipeline (the “New Pipeline”) to replace the existing pipeline, which will be abandoned. In consideration for the PNGPC limited liability company interests, PBF Holding and PBF LLC received (i) an $11.6 million intercompany promissory note in favor of Paulsboro Refining Company LLC (“PRC”), a wholly owned subsidiary of PBF Holding (the “Promissory Note”), (ii) an expansion rights and right of first refusal agreement in favor of PBF LLC with respect to the New Pipeline in the form attached as an Exhibit to the Contribution Agreement and (iii) an assignment and assumption agreement in the form attached as an Exhibit to the Contribution Agreement with respect to certain outstanding litigation involving PNGPC and the existing pipeline.
Each of the parties to the Contribution Agreement is a direct or indirect subsidiary of PBF Energy. As a result, certain individuals, including officers of PBF Energy and officers and directors of PBF Logistics GP LLC (“PBF GP”), the general partner of the Partnership, serve as officers and/or directors of one or more of such entities. PBF Energy, through its consolidated subsidiaries, currently (as of the date of this Current Report on Form 8-K) owns 2,572,944 common units and 15,886,553 subordinated units of PBFX, collectively representing a 44.2% limited partner interest in PBFX based on the number of common units and subordinated units outstanding. PBF Energy also indirectly owns the general partner interest in PBFX, through its control and ownership of PBF GP, and all of PBFX’s incentive distribution rights.
The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Contribution Agreement, a copy of which was filed as Exhibit 2.1 to the PBF Energy's Current Report on Form 8-K filed on February 22, 2017 and incorporated herein by reference.
In addition, in connection with the consummation of the transactions contemplated by the Contribution Agreement, PBF LLC or certain of its affiliates and PBFX or certain of its affiliates, as applicable, entered into the following agreements:
Fifth Amended and Restated Operation and Management Services and Secondment Agreement
On February 28, 2017, PBF Holding, Delaware City Refining Company LLC, Delaware City Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC, Toledo Terminaling Company LLC, Toledo Refining Company LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, PBFX Op Co, Paulsboro Refining Company LLC, PNGPC, Chalmette Refining L.L.C., PBFX and PBF GP entered into the Fifth Amended and Restated Operation and Management Services and Secondment Agreement (the “Fifth A&R Services Agreement”) to govern the provision of seconded employees to or from PBF Holding, PBFX and its affiliates as applicable. The Fifth A&R Services Agreement also governs the use of certain facilities of the parties by the various entities and the services to be provided by the seconded employees of PBF Holding to allow PBFX to perform its obligations under its commercial agreements. The Fifth A&R Services Agreement incorporates the PNGPC natural gas pipeline and the Chalmette storage tank into its provisions and increases the annual fee to be paid to PBF Holding from $6.4 million to $6.7 million and includes an interim monthly fee with respect to PNGPC's existing pipeline. All annual fees to be paid pursuant to the Fifth A&R Services Agreement are indexed for inflation.
The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Fifth A&R Services Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1
Fifth Amended and Restated Operation and Management Services and Secondment Agreement dated as of February 28, 2017 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, PBF Logistics GP LLC , PBF Logistics LP, Delaware City Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC, Toledo Terminaling Company LLC, PBFX Operating Company LLC, Paulsboro Refining Company LLC, Paulsboro Natural Gas Pipeline Company LLC and Chalmette Refining L.L.C.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:	March 3, 2017

PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

Dated:	March 3, 2017

PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1
Fifth Amended and Restated Operation and Management Services and Secondment Agreement dated as of February 28, 2017 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, PBF Logistics GP LLC , PBF Logistics LP, Delaware City Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC, Toledo Terminaling Company LLC, PBFX Operating Company LLC, Paulsboro Refining Company LLC, Paulsboro Natural Gas Pipeline Company LLC and Chalmette Refining L.L.C.